Supplement dated June 10, 2021 to the Prospectus dated May 1, 2021 for the

Pacific KeyExec VUL flexible premium variable universal life insurance policy issued by Pacific Life Insurance Company

This supplement must be preceded or accompanied by the Prospectus for your Policy, as supplemented (the “Prospectus”). All information in the Prospectus dated May 1, 2021, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in the Policy Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787, or online at www.PacificLife.com. Please retain it for future reference.

On or about July 1, 2021, the Ivy Variable Insurance Portfolios will change the name of the underlying fund as follows:

FROM	TO
Ivy VIP Global Bond Class II	Delaware Ivy VIP Global Bond Class II

All references in the Policy Prospectus to the Ivy Variable Insurance Portfolios underlying fund is replaced with the new corresponding name. You can find more information about the Ivy Variable Insurance Portfolios in the underlying fund prospectus, which can be obtained online at www.PacificLife.com.

The Pacific Select Fund Emerging Markets Debt Portfolio will change the investment goal as follows:

FROM	TO
Seeks long-term growth of capital.	Seeks to maximize total return consistent with prudent investment management.

Form No. 15-51833-00